UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
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Pandora Media, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 1, 2016.

PANDORA MEDIA, INC.
Meeting Information
Meeting Type:          Annual Meeting
For holders as of: April 6, 2016
Date: June 1, 2016 Time: 9:00 AM PT
Location: Cathedral of Christ the Light Event Center
Conference Room C
2121 Harrison St.
Oakland, CA 94612

PANDORA MEDIA, INC. 2101 WEBSTER STREET SUITE 1650 OAKLAND, CA 94612

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain
proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT    ANNUAL REPORT ON FORM 10-K

How to View Online:
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the following page) and visit: www.proxyvote.com.

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Please make the request as instructed above on or before May 18, 2016 to facilitate timely delivery.

— How To Vote —
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possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the
following Class I director and three Class II directors:
1.    Election of Directors
Nominees:
Class I (term to expire 2018)
01) Mickie Rosen

Class II (term to expire 2019)
02) James M.P. Feuille
03) Peter Gotcher
04) Elizabeth A. Nelson

The Board of Directors recommends you vote FOR the following proposals:

2.    To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016.

3.    To approve an amendment to our Amended and Restated Certificate of Incorporation.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.